Exhibit 99.1

Occidental Petroleum Announces 2017 Results and 2018 Guidance

•                 Significant progress on Breakeven Plan with expected completion in third quarter 2018

•                 2018 capital budget of $3.9 billion and estimated production growth of 8 to 12 percent, with 40 percent annual growth in Permian Resources

•                 Delivered play-leading well results in Greater Sand Dunes and added 750 locations with breakeven under $50 in Permian Resources

•                 F&D cost of $8.53 per BOE and 187 percent reserve replacement

•                 Chemical’s 4CPe plant operations started in December 2017, on budget and on time

HOUSTON — February 13, 2018 — Occidental Petroleum Corporation (NYSE:OXY) today announced reported net income of $497 million, or $0.65 per diluted share, for the fourth quarter of 2017, compared with $190 million, or $0.25 per diluted share, for the third quarter of 2017. Core income for the fourth quarter of 2017 was $313 million, or $0.41 per diluted share, compared with $137 million, or $0.18 per diluted share, for the third quarter of 2017.

“In 2017, our investments in people, technology and assets continued to pay off, putting us ahead of schedule on our breakeven plan. All of our segments generated significant free cash flow, and we achieved record-breaking well results in our Permian Resources business,” said President and Chief Executive Officer Vicki Hollub. “We remain committed to value-based production growth as we execute our returns-focused capital program in 2018.”

QUARTERLY RESULTS
Oil and Gas

Total average daily production volumes were 621,000 barrels of oil equivalent (BOE) for the fourth quarter of 2017, compared to 600,000 BOE in the third quarter of 2017. Permian Resources average daily production volumes improved from the prior quarter by 20,000 BOE to 159,000 BOE in the fourth quarter of 2017 due to increased drilling activity and well productivity. Average daily production for Permian EOR increased by 2,000 BOE from the prior quarter to 155,000 BOE in the fourth quarter of 2017.

Oil and gas pre-tax income for the fourth quarter of 2017 was $44 million, compared to $220 million for the prior quarter. Fourth quarter income reflected non-cash charges on non-core Permian acreage of approximately $400 million, partially offset by sale gains of $64 million, while third quarter income included net gains on sales of domestic assets of $81 million. Excluding the charges and gains on sales, oil and gas income for the fourth quarter of 2017 was over $240 million higher than the third quarter, mainly due to improved crude oil and NGL prices.

For the fourth quarter of 2017, average WTI and Brent marker prices were $55.40 per barrel and $61.54 per barrel, respectively. Average worldwide realized crude oil prices were $53.67 per barrel for the fourth quarter of 2017, an increase of 16 percent compared with the third quarter of 2017. Average worldwide realized natural gas liquids (NGLs) prices were $25.08 per barrel in the fourth quarter of 2017, an improvement of 21 percent compared to the third quarter of 2017. Average domestic realized natural gas prices were $2.08 per MCF in the fourth quarter of 2017, compared to $2.15 per MCF in the third quarter of 2017.

Oil & Gas Preliminary Reserves

At year-end 2017, Occidental’s preliminary worldwide proved reserves totaled 2.6 billion BOE, compared to 2.4 billion BOE at the end of 2016. Proved reserve additions from all sources were 412 million BOE, compared to production of 220 million BOE, and represented a reserves replacement ratio of 187 percent. Additions from improved recoveries were 201 million BOE and revisions were net positive 151 million BOE. Preliminary domestic proved reserves totaled 1.6 billion BOE at the end of 2017, compared to 1.4 billion BOE at the end of 2016. Occidental’s domestic operations had proved reserves additions from all sources of 313 million BOE, compared to production of 111 million BOE, for a reserves replacement ratio of over 280 percent. Total company finding and development costs (F&D) were $8.53 per BOE in 2017, compared to $9.65 per BOE in 2016.

As of December 31, 2017, the company’s proved reserves consisted of approximately 58 percent oil, 17 percent NGL and 25 percent gas. Of the total proved reserves, approximately 60 percent is in the United States and 40 percent is in international locations. Approximately 74 percent of the proved reserves is developed and 26 percent is undeveloped.

Chemical

Chemical pre-tax income for the fourth quarter of 2017 was $222 million, compared to pre-tax income of $200 million in the third quarter of 2017. The fourth quarter included a gain on sale of $5 million. The increase in core earnings was primarily due to higher realized caustic soda pricing, partially offset by unfavorable vinyl margins. Scheduled and unscheduled plant outages occurred at various facilities in the fourth quarter, resulting in lower sales volumes across many product lines.

A new manufacturing facility in Geismar, Louisiana, was completed on budget and on time in December 2017 and is expected to achieve full capacity in 2018. The facility manufactures 4CPe, a raw material used in making next-generation, climate-friendly refrigerants with low global-warming and zero-ozone depletion potential.

Midstream and Marketing

Midstream pre-tax income for the fourth quarter of 2017 was $9 million, compared to $4 million for the third quarter of 2017. The fourth quarter results included non-cash charges of $120 million on idled facilities. Excluding the charges, the increase in fourth quarter income of $125 million, compared to the prior quarter, was due to higher marketing margins from improved crude oil price spreads and additional incremental margin earned from exporting crude oil from the Ingleside Crude Terminal and higher gas processing income due to higher NGL prices and lower plant expenses.

About Occidental Petroleum

Occidental Petroleum Corporation is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. Headquartered in Houston, Occidental is one of the largest U.S. oil and gas companies, based on equity market capitalization. Occidental’s midstream and marketing segment gathers, processes, transports, stores, purchases and markets hydrocarbons and other commodities. The company’s wholly owned subsidiary OxyChem manufactures and markets basic chemicals and vinyls. Occidental posts or provides links to important information on its website at www.oxy.com.

Non-GAAP Measures

This press release and the accompanying attachments refer to “finding and development cost” (F&D) and “reserves replacement,” which are non-GAAP measures that Occidental believes are widely used in our industry, as well as by analysts and investors, to measure and evaluate the cost of replacing annual production and adding proved reserves. Occidental’s definitions of these non-GAAP measures may differ from similarly titled measures provided by other companies and as a result may not be comparable. F&D Cost – All-In is calculated by dividing total costs incurred for the year as defined by GAAP by the sum of proved reserve revisions, improved recovery, extensions and discoveries and purchases of minerals in place for the year. F&D Cost – Organic is F&D Cost – All-In excluding both the property acquisition costs and purchases of minerals in place, and F&D – Program Additions further excludes reserve revisions. Reserves Replacement – All-In is calculated by dividing the sum of proved reserve revisions, improved recovery, extensions and discoveries and purchases and sales of minerals in place for the year by current year production. Reserves Replacement – Organic is Reserves Replacement – All-In, excluding purchases and sales of minerals in place for the year.

Forward-Looking Statements

Portions of this press release contain forward-looking statements and involve risks and uncertainties that could materially affect expected results of operations, liquidity, cash flows and business prospects. Actual results may differ from anticipated results, sometimes materially, and reported results should not be considered an indication of future performance. Factors that could cause results to differ include, but are not limited to: global commodity pricing fluctuations; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; general economic slowdowns domestically or internationally; political conditions and events; liability under environmental regulations including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber-attacks or insurgent activity; failure of risk management; changes in law or regulations; reorganization or restructuring of Occidental’s operations; or changes in tax rates. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements, as a result of new information, future events or otherwise. Material risks that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of the 2016 Form 10-K.

-0-

Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:
Richard A. Jackson
713-215-7235
richard_jackson@oxy.com

On the web: www.oxy.com

Occidental Petroleum Corporation

Quarter 4 2017 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Segment Results Before Tax Allocations
• Reported results
• Non-core adjustments
• Core results

3	Segment Results After Tax Allocations
• Reported results
• Non-core adjustments
• Core results

4	Non-Core Adjustments Detail
• Before tax allocations
• After tax allocations

5	GAAP Consolidated Condensed Statements of Operations

6	Condensed Balance Sheets

7	Condensed Statement of Cash Flows - Including GAAP reconciliations
Details of Depreciation, Depletion and Amortization and Capital Expenditures

8	Daily Production - TOTAL REPORTED
• MBOE/D
• By Commodity

9	Daily Production - PRO FORMA FOR ONGOING OPERATIONS
(EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)
• MBOE/D
• By Commodity

10	Sales Volumes and Realized Prices
• MBOE/D
• Realized prices and related marker prices

11	Oil and Gas $/BOE Costs

12	Segment Core Results Pre-tax Variance Roll-forwards
• Quarter-over-Quarter
• Year-over-Year

13	Preliminary Reserves Replacement and Multi-Year Data - WORLDWIDE

14	Preliminary Reserves Replacement and Multi-Year Data - UNITED STATES ONLY

15	Preliminary Proved Oil Reserves (MMbbl)

16	Preliminary Proved NGLs Reserves (MMbbl)

17	Preliminary Proved Natural Gas Reserves (Bcf)

18	Preliminary Total Proved Reserves (MMBOE)

19	Preliminary Costs Incurred

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

			2016					2017
Quarterly	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Net income (loss)
Reported Income (Loss) ($ millions)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507	$190	$497	$1,311
Reported EPS - Diluted ($/share)	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25	$0.65	$1.70
Effective tax rate	36%	41%	11%	55%	40%	40%	36%	31%	-653%	1%

Core Income (Loss) ($ millions)	$(426)	$(136)	$(112)	$(97)	$(771)	$117	$119	$137	$313	$686
Core EPS - Diluted ($/share)	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18	$0.41	$0.89
Effective tax rate	29%	41%	-6%	-29%	24%	40%	37%	29%	40%	37%

Average Shares Outstanding
Basic (millions)	763.4	763.6	764.0	764.1	763.8	764.4	764.9	765.5	765.5	765.1
Diluted (millions)	763.4	763.6	764.0	764.1	763.8	765.2	765.9	766.4	766.4	765.9

Production - Reported
Total US (MBOE/D)	316	302	294	296	302	303	296	297	319	304
US oil (MBBL/D)	197	190	181	184	189	192	195	199	214	200
Worldwide (MBOE/D)	657	653	605	607	630	584	601	600	621	602
Worldwide sales (MBOE/D)	651	660	609	607	632	583	603	600	624	603

Production - Ongoing Operations
Total US (MBOE/D)	278	274	268	272	273	278	289	297	319	296
US oil (MBBL/D)	194	187	179	183	186	190	195	199	214	200
Worldwide (MBOE/D)	561	581	579	583	575	559	594	600	621	594
Worldwide sales (MBOE/D)	555	588	583	583	577	558	596	600	624	595

Realizations
Worldwide oil ($/BBL)	$29.42	$39.66	$41.49	$45.08	$38.73	$49.04	$46.55	$46.19	$53.67	$48.93
Worldwide NGL ($/BBL)	$10.86	$14.59	$14.99	$18.36	$14.82	$21.59	$18.90	$20.73	$25.08	$21.63
Domestic gas ($/MCF)	$1.50	$1.46	$2.30	$2.39	$1.90	$2.68	$2.23	$2.15	$2.08	$2.31

Cash Flows ($ millions)
Operating before working capital	$822	$935	$614	$998	$3,369	$1,049	$1,033	$1,081	$1,514	$4,677
Working capital changes	(316)	(195)	51	71	(389)	(389)	83	(4)	(51)	(361)
Other, net	(367)	63	(9)	(148)	(461)	(8)	737	(7)	(42)	680
Operating - continuing operations	$139	$803	$656	$921	$2,519	$652	$1,853	$1,070	$1,421	$4,996
Capital expenditures	$(687)	$(657)	$(642)	$(891)	$(2,877)	$(752)	$(779)	$(947)	$(1,160)	$(3,638)

		2016					2017
Year-to-date	Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net income (loss)
Reported Income (Loss) ($ millions)	$78	$(61)	$(302)	$(574)		$117	$624	$814	$1,311
Reported EPS - Diluted ($/share)	$0.10	$(0.08)	$(0.40)	$(0.75)		$0.15	$0.81	$1.06	$1.70
Effective tax rate	36%	38%	31%	40%		40%	37%	35%	1%

Core Income (Loss) ($ millions)	$(426)	$(562)	$(674)	$(771)		$117	$236	$373	$686
Core EPS - Diluted ($/share)	$(0.56)	$(0.74)	$(0.88)	$(1.01)		$0.15	$0.31	$0.48	$0.89
Effective tax rate	29%	32%	28%	24%		40%	38%	35%	37%

Average Shares Outstanding
Basic (millions)	763.4	763.5	763.7	763.8		764.4	764.7	764.9	765.1
Diluted (millions)	763.4	763.5	763.7	763.8		765.2	765.5	765.7	765.9

Production - Reported
Total US (MBOE/D)	316	309	304	302		303	300	299	304
US oil (MBBL/D)	197	193	189	189		192	194	196	200
Worldwide (MBOE/D)	657	655	638	630		584	593	595	602
Worldwide sales (MBOE/D)	651	656	640	632		583	593	595	603

Production - Ongoing Operations
Total US (MBOE/D)	278	276	273	273		278	284	288	296
US oil (MBBL/D)	194	190	186	186		190	193	195	200
Worldwide (MBOE/D)	561	571	573	575		559	577	584	594
Worldwide sales (MBOE/D)	555	572	575	577		558	577	584	595

Realizations
Worldwide oil ($/BBL)	$29.42	$34.46	$36.70	$38.73		$49.04	$47.77	$47.23	$48.93
Worldwide NGL ($/BBL)	$10.86	$12.80	$13.58	$14.82		$21.59	$20.18	$20.37	$21.63
Domestic gas ($/MCF)	$1.50	$1.48	$1.74	$1.90		$2.68	$2.48	$2.38	$2.31

Cash Flows ($ millions)
Operating before working capital	$822	$1,757	$2,371	$3,369		$1,049	$2,082	$3,163	$4,677
Working capital changes	(316)	(511)	(460)	(389)		(389)	(306)	(310)	(361)
Other, net	(367)	(304)	(313)	(461)		(8)	729	722	680
Operating - continuing operations	$139	$942	$1,598	$2,519		$652	$2,505	$3,575	$4,996
Capital expenditures	$(687)	$(1,344)	$(1,986)	$(2,877)		$(752)	$(1,531)	$(2,478)	$(3,638)

SIGNIFICANT TRANSACTIONS AND EVENTS AFFECTING EARNINGS

Occidental’s results of operations often include the effects of significant transactions and events affecting earnings that vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. Therefore, management uses a measure called “core results,” which excludes those items. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported earnings are considered representative of management’s performance over the long term. Core results are not considered to be an alternative to operating income reported in accordance with generally accepted accounting principles.

SCHEDULE 2

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

(Amounts in millions, except per share and effective tax rate amounts)

			2016					2017
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(578)	$(361)	$(341)	$(272)	$(1,552)	$(191)	$210	$(190)	$(418)	$(589)
Foreign	99	267	295	304	965	418	422	413	514	1,767
Exploration	(6)	(23)	(5)	(15)	(49)	(7)	(5)	(3)	(52)	(67)
	(485)	(117)	(51)	17	(636)	220	627	220	44	1,111
Chemical	214	88	117	152	571	170	230	200	222	822
Midstream and Marketing	(95)	(58)	(180)	(48)	(381)	(47)	119	4	9	85
Segment Income (Loss)	(366)	(87)	(114)	121	(446)	343	976	424	275	2,018
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)	(85)	(80)	(324)
Other	(140)	(61)	(92)	(650)	(943)	(70)	(103)	(64)	(129)	(366)
Pre-tax Income (Loss)	(563)	(232)	(268)	(601)	(1,664)	195	792	275	66	1,328
Taxes
Federal and state	291	234	242	531	1,298	113	(79)	100	769	903
Foreign	(88)	(138)	(212)	(198)	(636)	(191)	(206)	(185)	(338)	(920)
Income (Loss) From Continuing Operations	(360)	(136)	(238)	(268)	(1,002)	117	507	190	497	1,311
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-	-	-
Net Income (Loss)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507	$190	$497	$1,311

Reported earnings per share
Basic	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25	$0.65	$1.71
Diluted	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25	$0.65	$1.70

Effective Tax Rate	36%	41%	11%	55%	40%	40%	36%	31%	-653%	1%

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$23	$-	$59	$24	$106	$-	$510	$81	$(341)	$250
Foreign	-	-	(61)	(9)	(70)	-	-	-	4	4
	23	-	(2)	15	36	-	510	81	(337)	254
Chemical	88	-	-	-	88	-	-	-	5	5
Midstream and Marketing	-	-	(160)	-	(160)	-	94	-	(120)	(26)
Segment Income (Loss)	111	-	(162)	15	(36)	-	604	81	(452)	233
Corporate
Other	(78)	-	-	(541)	(619)	-	-	-	-	-
Pre-tax Income (Loss)	33	-	(162)	(526)	(655)	-	604	81	(452)	233
Taxes
Federal and state	32	1	36	210	279	-	(216)	(28)	735	491
Foreign	1	(1)	-	145	145	-	-	-	(99)	(99)
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388	53	184	625
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-	-	-
Net Income (Loss)	$504	$(3)	$(129)	$(175)	$197	$-	$388	$53	$184	$625

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(601)	$(361)	$(400)	$(296)	$(1,658)	$(191)	$(300)	$(271)	(77)	$(839)
Foreign	99	267	356	313	1,035	418	422	413	510	1,763
Exploration	(6)	(23)	(5)	(15)	(49)	(7)	(5)	(3)	(52)	(67)
	(508)	(117)	(49)	2	(672)	220	117	139	381	857
Chemical	126	88	117	152	483	170	230	200	217	817
Midstream and Marketing	(95)	(58)	(20)	(48)	(221)	(47)	25	4	129	111
Segment Income (Loss)	(477)	(87)	48	106	(410)	343	372	343	727	1,785
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)	(85)	(80)	(324)
Other	(62)	(61)	(92)	(109)	(324)	(70)	(103)	(64)	(129)	(366)
Pre-tax Income (Loss)	(596)	(232)	(106)	(75)	(1,009)	195	188	194	518	1,095
Taxes
Federal and state	259	233	206	321	1,019	113	137	128	34	412
Foreign	(89)	(137)	(212)	(343)	(781)	(191)	(206)	(185)	(239)	(821)
Net Income (Loss)	$(426)	$(136)	$(112)	$(97)	$(771)	$117	$119	$137	$313	$686

Core earnings per share
Basic	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18	$0.41	$0.89
Diluted	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18	$0.41	$0.89

Effective Tax Rate	29%	41%	-6%	-29%	24%	40%	37%	29%	40%	37%

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

			2016					2017
Reported Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(372)	$(233)	$(219)	$(175)	$(999)	$(122)	$134	$(125)	$(268)	$(381)
Foreign	5	111	141	118	375	243	222	240	277	982
Exploration	(6)	(23)	(5)	(14)	(48)	(5)	(4)	(2)	(48)	(59)
	(373)	(145)	(83)	(71)	(672)	116	352	113	(39)	542
Chemical	138	57	75	96	366	109	148	129	143	529
Midstream and Marketing	(56)	(26)	(101)	(17)	(200)	(24)	94	21	28	119
Segment Income (Loss)	(291)	(114)	(109)	8	(506)	201	594	263	132	1,190
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)	(85)	(80)	(324)
Other	(140)	(61)	(92)	(412)	(705)	(70)	(103)	(64)	(129)	(366)
Taxes	128	123	25	208	484	64	97	76	574	811
Income (Loss) From Continuing Operations	(360)	(136)	(238)	(268)	(1,002)	117	507	190	497	1,311
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-	-	-
Net Income (Loss)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507	$190	$497	$1,311

Reported earnings per share
Basic	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25	$0.65	$1.71
Diluted	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25	$0.65	$1.70

Non-core Adjustments	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$15	$-	$38	$16	$69	$-	$328	$53	$(220)	$161
Foreign	-	-	(61)	(7)	(68)	-	-	-	4	4
Exploration	-	-	-	-	-	-	-	-	-	-
	15	-	(23)	9	1	-	328	53	(216)	165
Chemical	56	-	-	-	56	-	-	-	3	3
Midstream and Marketing	-	-	(103)	-	(103)	-	60	-	(77)	(17)
Segment Income (Loss)	71	-	(126)	9	(46)	-	388	53	(290)	151
Corporate
Interest	-	-	-	-	-	-	-	-	-	-
Other	(78)	-	-	(338)	(416)	-	-	-	-	-
Taxes	73	-	-	158	231	-	-	-	474	474
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388	53	184	625
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-	-	-
Net Income (Loss)	$504	$(3)	$(129)	$(175)	$197	$-	$388	$53	$184	$625

Core Results	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$(387)	$(233)	$(257)	$(191)	$(1,068)	$(122)	$(194)	$(178)	$(48)	$(542)
Foreign	5	111	202	125	443	243	222	240	273	978
Exploration	(6)	(23)	(5)	(14)	(48)	(5)	(4)	(2)	(48)	(59)
	(388)	(145)	(60)	(80)	(673)	116	24	60	177	377
Chemical	82	57	75	96	310	109	148	129	140	526
Midstream and Marketing	(56)	(26)	2	(17)	(97)	(24)	34	21	105	136
Segment Income (Loss)	(362)	(114)	17	(1)	(460)	201	206	210	422	1,039
Corporate
Interest	(57)	(84)	(62)	(72)	(275)	(78)	(81)	(85)	(80)	(324)
Other	(62)	(61)	(92)	(74)	(289)	(70)	(103)	(64)	(129)	(366)
Taxes	55	123	25	50	253	64	97	76	100	337
Net Income (Loss)	$(426)	$(136)	$(112)	$(97)	$(771)	$117	$119	$137	$313	$686

Core earnings per share
Basic	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18	$0.41	$0.89
Diluted	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18	$0.41	$0.89

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25	$0.65	$1.70
After-Tax Non-Core Adjustments
Oil & Gas
Domestic	$0.02	$-	$0.05	$0.02	$0.09	$-	$0.43	$0.07	$(0.29)	$0.20
Foreign	-	-	(0.08)	(0.01)	(0.09)	-	-	-	0.01	0.01
Exploration	-	-	-	-	-	-	-	-	-	-
Chemical	0.07	-	-	-	0.07	-	-	-	-	-
Midstream and Marketing	-	-	(0.13)	-	(0.13)	-	0.08	-	(0.10)	(0.02)
Corporate
Interest	-	-	-	-	-	-	-	-	-	-
Other	(0.10)	-	-	(0.44)	(0.54)	-	-	-	-	-
Taxes	0.10	-	-	0.21	0.30	-	-	-	0.62	0.62
Discontinued Operations	0.57	-	(0.01)	(0.01)	0.56	-	-	-	-	-
Total After-Tax Non-Core Adjustments	$0.66	$-	$(0.17)	$(0.23)	$0.26	$-	$0.51	$0.07	$0.24	$0.81

Core Diluted Earnings Per Share	$(0.56)	$(0.18)	$(0.15)	$(0.13)	$(1.01)	$0.15	$0.15	$0.18	$0.41	$0.89

Average Diluted Shares Outstanding (millions)	763.4	763.6	764.0	764.1	763.8	765.2	765.9	766.4	766.4	765.9

The difference between reported average diluted shares outstanding and core average diluted shares outstanding is immaterial and does not impact the calculation of core earnings per share. As such, core earnings per share is calculated as core earnings (loss) divided by reported average diluted shares outstanding.

SCHEDULE 4

Occidental Petroleum Corporation

Non-Core Adjustments Detail

(Amounts in millions)

			2016					2017
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic
Asset sales gains (losses)	$48	$-	$59	$-	$107	$-	$510	$81	$56	$647
Asset impairments and related items	-	-	-	24	24	-	-	-	(397)	(397)
Other	(25)	-	-	-	(25)	-	-	-	-	-
	23	-	59	24	106	-	510	81	(341)	250
Foreign
Asset sales gains (losses)	-	-	-	-	-	-	-	-	8	8
Asset impairments and related items	-	-	(61)	(9)	(70)	-	-	-	(4)	(4)
	-	-	(61)	(9)	(70)	-	-	-	4	4

Total Oil and Gas	23	-	(2)	15	36	-	510	81	(337)	254

Chemical
Asset sale gains	88	-	-	-	88	-	-	-	5	5
Total Chemical	88	-	-	-	88	-	-	-	5	5

Midstream and Marketing
Asset and equity investment gains (losses)	-	-	-	-	-	-	94	-	-	94
Asset impairments and related items	-	-	(160)	-	(160)	-	-	-	(120)	(120)
Total Midstream	-	-	(160)	-	(160)	-	94	-	(120)	(26)

Corporate
Asset impairments and related items (a)	(78)	-	-	(541)	(619)	-	-	-	-	-
Total Corporate	(78)	-	-	(541)	(619)	-	-	-	-	-

Taxes (b)	33	-	36	355	424	-	(216)	(28)	636	392
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388	53	184	625
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-	-	-
Totals	$504	$(3)	$(129)	$(175)	$197	$-	$388	$53	$184	$625

			2016					2017
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic
Asset sales gains (losses)	$31	$-	$38	$-	$69	$-	$328	$53	$35	$416
Asset impairments and related items	-	-	-	16	16	-	-	-	(255)	(255)
Other	(16)	-	-	-	(16)	-	-	-	-	-
	15	-	38	16	69	-	328	53	(220)	161
Foreign
Asset sales gains (losses)	-	-	-	-	-	-	-	-	8	8
Asset impairments and related items	-	-	(61)	(7)	(68)	-	-	-	(4)	(4)
	-	-	(61)	(7)	(68)	-	-	-	4	4

Total Oil and Gas	15	-	(23)	9	1	-	328	53	(216)	165

Chemical
Asset sale gains	56	-	-	-	56	-	-	-	3	3
Total Chemical	56	-	-	-	56	-	-	-	3	3

Midstream and Marketing
Asset and equity sales gains (losses)	-	-	-	-	-	-	60	-	-	60
Asset impairments and related items	-	-	(103)	-	(103)	-	-	-	(77)	(77)
Total Midstream	-	-	(103)	-	(103)	-	60	-	(77)	(17)

Corporate
Asset impairments and related items (a)	(78)	-	-	(338)	(416)	-	-	-	-	-
Total Corporate	(78)	-	-	(338)	(416)	-	-	-	-	-

Taxes (b)	73	-	-	158	231	-	-	-	474	474
Income (Loss) From Continuing Operations	66	-	(126)	(171)	(231)	-	388	53	184	625
Discontinued Operations	438	(3)	(3)	(4)	428	-	-	-	-	-
Totals	$504	$(3)	$(129)	$(175)	$197	$-	$388	$53	$184	$625

(a) The Q4 2016 amount represented a reserve for doubtful accounts.

(b) The 2016 amount included benefits for relinquishment of foreign exploration blocks.  The 2017 amount included benefits recognized due to the change in federal tax law and tax rate.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
REVENUES
Net sales
Oil & Gas	$1,275	$1,625	$1,660	$1,817	$6,377	$1,894	$1,848	$1,865	$2,263	$7,870
Chemical	890	908	988	970	3,756	1,068	1,156	1,071	1,060	4,355
Midstream and Marketing	133	141	202	208	684	211	270	266	410	1,157
Eliminations	(175)	(143)	(202)	(207)	(727)	(216)	(214)	(203)	(241)	(874)
	2,123	2,531	2,648	2,788	10,090	2,957	3,060	2,999	3,492	12,508
Interest, dividends and other income	20	27	25	34	106	21	31	20	27	99
Gains on sale of assets and equity investments, net	138	-	60	4	202	-	512	86	69	667
	2,281	2,558	2,733	2,826	10,398	2,978	3,603	3,105	3,588	13,274

COSTS AND OTHER DEDUCTIONS
Cost of sales	1,281	1,244	1,338	1,326	5,189	1,426	1,486	1,357	1,325	5,594
Depreciation, depletion and amortization	1,102	1,070	1,046	1,050	4,268	942	989	995	1,076	4,002
Selling, general and administrative and other operating expenses	272	338	316	404	1,330	272	352	352	448	1,424
Asset impairments and related items	78	-	221	526	825	13	-	11	521	545
Taxes other than on income	75	74	61	67	277	68	77	76	90	311
Exploration expense	9	27	9	17	62	11	8	8	55	82
Interest and debt expense, net	60	88	68	76	292	81	86	91	87	345
	2,877	2,841	3,059	3,466	12,243	2,813	2,998	2,890	3,602	12,303
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	(596)	(283)	(326)	(640)	(1,845)	165	605	215	(14)	971
Benefit from (provision for) domestic and foreign income taxes	203	96	30	333	662	(78)	(285)	(85)	431	(17)
Income from equity investments	33	51	58	39	181	30	187	60	80	357
INCOME (LOSS) FROM CONTINUING OPERATIONS	(360)	(136)	(238)	(268)	(1,002)	117	507	190	497	1,311
Discontinued operations, net	438	(3)	(3)	(4)	428	-	-	-	-	-
NET INCOME (LOSS)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507	$190	$497	$1,311

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$(0.47)	$(0.18)	$(0.31)	$(0.35)	$(1.31)	$0.15	$0.66	$0.25	$0.65	$1.71
Discontinued operations, net	0.57	-	(0.01)	(0.01)	0.56	-	-	-	-	-
BASIC EARNINGS PER COMMON SHARE	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25	$0.65	$1.71

DILUTED EARNINGS PER COMMON SHARE	$0.10	$(0.18)	$(0.32)	$(0.36)	$(0.75)	$0.15	$0.66	$0.25	$0.65	$1.70

DIVIDENDS PER COMMON SHARE	$0.75	$0.75	$0.76	$0.76	$3.02	$0.76	$0.76	$0.77	$0.77	$3.06

AVERAGE COMMON SHARES OUTSTANDING
BASIC	763.4	763.6	764.0	764.1	763.8	764.4	764.9	765.5	765.5	765.1
DILUTED	763.4	763.6	764.0	764.1	763.8	765.2	765.9	766.4	766.4	765.9

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2016				2017
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$3,176	$3,751	$3,180	$2,233	$1,494	$2,218	$1,806	$1,672
Trade receivables, net	2,780	3,113	3,521	3,989	4,316	3,913	3,749	4,145
Inventories	997	906	927	866	1,005	920	1,007	1,246
Assets held for sale	-	-	-	-	162	558	-	474
Other current assets	1,284	1,202	1,083	1,340	1,261	466	483	733
Total current assets	8,237	8,972	8,711	8,428	8,238	8,075	7,045	8,270
INVESTMENTS
Investments in unconsolidated entities	1,301	1,360	1,420	1,401	1,436	1,572	1,526	1,515
PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	71,643	72,250	72,495	71,293	69,612	68,796	70,315	70,246
Accumulated depreciation, depletion and amortization	(40,138)	(41,212)	(42,076)	(38,956)	(37,607)	(37,330)	(38,250)	(39,072)
	31,505	31,038	30,419	32,337	32,005	31,466	32,065	31,174
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	975	1,025	1,080	943	786	869	807	1,067
TOTAL ASSETS	$42,018	$42,395	$41,630	$43,109	$42,465	$41,982	$41,443	$42,026

CURRENT LIABILITIES
Current maturities of long-term debt	$2,000	$-	$-	$-	$500	$500	$500	$500
Accounts payable	2,801	3,126	3,392	3,926	4,071	3,825	3,734	4,408
Accrued liabilities	2,025	2,141	2,296	2,436	2,155	2,050	2,128	2,492
Liabilities of assets held for sale	-	-	-	-	126	16	-	-
Total current liabilities	6,826	5,267	5,688	6,362	6,852	6,391	6,362	7,400
LONG-TERM DEBT, NET	5,608	8,331	8,333	9,819	9,322	9,324	9,326	9,328
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred domestic and foreign income taxes	1,642	1,646	1,411	1,132	1,031	1,059	978	581
Asset retirement obligations	1,050	1,053	1,057	1,245	1,139	1,131	1,134	1,241
Pension and post retirement obligations	1,003	1,019	1,034	963	976	989	1,002	1,005
Environmental remediation reserves	314	309	342	739	736	742	732	728
Other	1,786	1,669	1,469	1,352	1,330	1,309	1,240	1,171
	5,795	5,696	5,313	5,431	5,212	5,230	5,086	4,726
STOCKHOLDERS’ EQUITY
Common stock, $.20 per share par value	178	178	178	178	179	179	179	179
Treasury stock	(9,128)	(9,136)	(9,143)	(9,143)	(9,143)	(9,149)	(9,154)	(9,168)
Additional paid-in capital	7,668	7,697	7,719	7,747	7,783	7,824	7,850	7,884
Retained earnings	25,375	24,661	23,836	22,981	22,513	22,435	22,032	21,935
Accumulated other comprehensive loss	(304)	(299)	(294)	(266)	(253)	(252)	(238)	(258)
Total equity	23,789	23,101	22,296	21,497	21,079	21,037	20,669	20,572
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$42,018	$42,395	$41,630	$43,109	$42,465	$41,982	$41,443	$42,026

SCHEDULE 7

Occidental Petroleum Corporation

Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

OPERATING CASH FLOW
Net income (loss)	$78	$(139)	$(241)	$(272)	$(574)	$117	$507	$190	$497	$1,311
Depreciation, depletion and amortization (see detail below)	1,102	1,070	1,046	1,050	4,268	942	989	995	1,076	4,002
Deferred income tax (benefit) provision	77	(1)	(238)	(355)	(517)	(108)	84	(87)	(608)	(719)
Asset impairments and other non-cash charges	(435)	5	47	575	192	98	(547)	(17)	549	83
Operating cash flow before working capital	822	935	614 (a)	998	3,369	1,049	1,033	1,081	1,514	4,677
Working capital changes	(316)	(195)	51	71	(389)	(389)	83	(4)	(51)	(361)
Other, net (b)	(367)	63	(9)	(148)	(461)	(8)	737	(7)	(42)	680
Operating cash flow from continuing operations	139	803	656	921	2,519	652	1,853	1,070	1,421	4,996

INVESTING CASH FLOW
Capital expenditures (see detail below)	(687)	(657)	(642)	(891)	(2,877)	(752)	(779)	(947)	(1,160)	(3,638)
Payment for purchases of assets	(24)	(10)	(48)	(1,962)	(2,044)	(19)	(358)	(683)	(4)	(1,064)
Sales of assets and equity investments, net	285	(25)	63	(21)	302	-	609	684	110	1,403
Changes in capital accrual	(208)	(1)	2	93	(114)	(41)	6	55	102	122
Other investing activities	(3)	(4)	(17)	15	(9)	(7)	(21)	(8)	(1)	(37)
Investing cash flow from continuing operations	(637)	(697)	(642)	(2,766)	(4,742)	(819)	(543)	(899)	(953)	(3,214)

FINANCING CASH FLOW
Cash dividends paid	(574)	(575)	(575)	(585)	(2,309)	(584)	(584)	(586)	(592)	(2,346)
Purchases of treasury stock	(7)	(8)	(7)	-	(22)	-	(6)	(6)	(13)	(25)
Proceeds from long-term debt	-	2,718	-	1,485	4,203	-	-	-	-	-
Payment of long-term debt	(700)	(2,010)	-	-	(2,710)	-	-	-	-	-
Other financing activities	11	18	3	4	36	12	4	9	3	28
Financing cash flow from continuing operations	(1,270)	143	(579)	904	(802)	(572)	(586)	(583)	(602)	(2,343)

Cash Flow From Discontinued Operations	550	326	(6)	(6)	864	-	-	-	-	-

Increase (decrease) in cash	(1,218)	575	(571)	(947)	(2,161)	(739)	724	(412)	(134)	(561)
Cash, cash equivalents and restricted cash (c) - beg of period	4,394	3,176	3,751	3,180	4,394	2,233	1,494	2,218	1,806	2,233
Cash, cash equivalents and restricted cash (c) - end of period	$3,176	$3,751	$3,180	$2,233	$2,233	$1,494	$2,218	$1,806	$1,672	$1,672

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
United States	$709	$701	$693	$690	$2,793	$593	$625	$629	$702	$2,549
Latin America	42	43	33	38	156	27	32	31	34	124
Middle East	175	157	147	147	626	144	148	153	151	596
Chemical	88	81	85	86	340	86	90	86	90	352
Midstream and Marketing	78	78	78	79	313	81	84	86	89	340
Corporate	10	10	10	10	40	11	10	10	10	41
	$1,102	$1,070	$1,046	$1,050	$4,268	$942	$989	$995	$1,076	$4,002

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Permian Resources	$(221)	$(128)	$(153)	$(216)	$(718)	$(280)	$(298)	$(439)	$(513)	$(1,530)
Permian EOR	(91)	(116)	(116)	(171)	(494)	(119)	(87)	(100)	(124)	(430)
Other Domestic	(2)	(4)	(2)	(4)	(12)	(1)	-	(2)	(4)	(7)
Latin America	(11)	(11)	(13)	(38)	(73)	(29)	(35)	(47)	(52)	(163)
Middle East	(183)	(163)	(141)	(150)	(637)	(148)	(135)	(143)	(161)	(587)
Exploration Drilling	(8)	(7)	(10)	(19)	(44)	(16)	(42)	(74)	(96)	(228)
Chemical	(46)	(77)	(58)	(143)	(324)	(63)	(73)	(63)	(109)	(308)
Midstream and Marketing	(82)	(90)	(93)	(93)	(358)	(65)	(89)	(68)	(62)	(284)
Corporate	(2)	(5)	(12)	(38)	(57)	(1)	(11)	(11)	(39)	(62)
GAAP external reporting	(646)	(601)	(598)	(872)	(2,717)	(722)	(770)	(947)	(1,160)	(3,599)
Cracker JV investment contributions	(41)	(56)	(44)	(19)	(160)	(30)	(9)	-	-	(39)
	$(687)	$(657)	$(642)	$(891)	$(2,877)	$(752)	$(779)	$(947)	$(1,160)	$(3,638)

Reconciliation of non-GAAP disclosures to GAAP	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Condensed Statements of Cash Flows
CASH FLOW FROM OPERATING ACTIVITIES
Continuing operations	$139	$803	$656	$921	$2,519	$652	$1,853	$1,070	$1,421	$4,996
Discontinued operations	550	326	(6)	(6)	864	-	-	-		-
CASH FLOW FROM INVESTING ACTIVITIES
Continuing operations	(637)	(697)	(642)	(2,766)	(4,742)	(819)	(543)	(899)	(953)	(3,214)
CASH FLOW FROM FINANCING ACTIVITIES
Continuing operations	(77)	143	(579)	904	391	(572)	(586)	(583)	(602)	(2,343)
Increase (decrease) in cash and cash equivalents	(25)	575	(571)	(947)	(968)	(739)	724	(412)	(134)	(561)
Cash and cash equivalents - beginning of period	3,201	3,176	3,751	3,180	3,201	2,233	1,494	2,218	1,806	2,233
Cash and cash equivalents - end of period	$3,176	$3,751	$3,180	$2,233	$2,233	$1,494	$2,218	$1,806	$1,672	$1,672

(a)  The third quarter of 2016 operating cash flow before working capital includes one-time charge for the termination of crude oil supply contracts of $160 million and the timing of the recognition of a portion of the 2016 NOL receivable of $86 million.

(b)   The 2016 amount represents the NOL carryback which was collected in 2017, net of the 2nd quarter 2016 collection of $302 million for the 2015 NOL. The 2017 amount represents collection of $761 million for the 2016 NOL partially offset by 2017 NOL carryback which is expected to be collected in 2018.

(c)   Restricted cash must be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing. As of March 31, 2016, there is no restricted cash remaining.

SCHEDULE 8

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

TOTAL REPORTED PRODUCTION

			2016					2017
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
United States
Permian Resources	128	126	121	123	124	129	138	139	159	141
Permian EOR	145	144	143	145	145	145	146	153	155	150
South Texas & Other	43	32	30	28	33	29	12	5	5	13
Total	316	302	294	296	302	303	296	297	319	304

Latin America	39	35	27	34	34	29	33	33	33	32

Middle East
Al Hosn	42	68	74	72	64	57	75	76	75	71
Dolphin	44	43	43	44	43	39	43	43	42	42
Oman	89	95	102	99	96	95	96	95	93	95
Qatar	69	66	65	62	65	61	58	56	59	58
Other	58	44	-	-	26	-	-	-	-	-
Total	302	316	284	277	294	252	272	270	269	266

TOTAL REPORTED PRODUCTION	657	653	605	607	630	584	601	600	621	602

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	84	79	72	73	77	78	83	82	96	85
Permian EOR	108	107	106	109	108	111	110	115	117	113
South Texas & Other	5	4	3	2	4	3	2	2	1	2
Total	197	190	181	184	189	192	195	199	214	200
NGLs (MBBL)
Permian Resources	19	20	23	22	21	23	25	26	29	26
Permian EOR	28	27	27	26	27	24	26	28	29	27
South Texas & Other	7	5	5	5	5	5	2	-	-	2
Total	54	52	55	53	53	52	53	54	58	55
Natural Gas (MMCF)
Permian Resources	152	162	158	165	158	169	178	187	203	184
Permian EOR	51	60	62	61	59	59	58	57	56	57
South Texas & Other	185	135	129	126	144	124	50	17	20	53
Total	388	357	349	352	361	352	286	261	279	294

Latin America
Oil (MBBL)	38	34	26	33	33	28	32	32	32	31
Natural Gas (MMCF)	8	8	8	8	8	8	7	7	7	7

Middle East
Oil (MBBL)
Al Hosn	9	13	14	13	12	11	14	14	14	13
Dolphin	7	7	7	7	7	7	7	7	7	7
Oman	77	76	78	77	77	73	72	71	70	71
Qatar	69	66	65	62	65	61	58	56	59	59
Other	20	6	-	-	7	-	-	-	-	-
Total	182	168	164	159	168	152	151	148	150	150
NGLs (MBBL)
Al Hosn	13	22	23	23	20	18	24	24	24	23
Dolphin	9	8	8	9	8	8	8	9	8	8
Total	22	30	31	32	28	26	32	33	32	31
Natural Gas (MMCF)
Al Hosn	121	200	222	216	190	167	224	229	224	211
Dolphin	166	167	167	165	166	146	166	163	161	159
Oman	71	114	142	132	115	131	142	141	139	138
Other	230	227	-	-	114	-	-	-	-	-
Total	588	708	531	513	585	444	532	533	524	508

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Production Volumes Per Day by Geographical Locations

PRO FORMA FOR ONGOING OPERATIONS (EXCLUDES OPERATIONS SOLD, EXITED AND EXITING)

			2016					2017
NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
United States
Permian Resources	128	126	121	123	124	129	138	139	159	141
Permian EOR	145	144	143	145	145	145	146	153	155	150
Other Domestic	5	4	4	4	4	4	5	5	5	5
Total	278	274	268	272	273	278	289	297	319	296

Latin America	39	35	27	34	34	29	33	33	33	32

Middle East
Al Hosn	42	68	74	72	64	57	75	76	75	71
Dolphin	44	43	43	44	43	39	43	43	42	42
Oman	89	95	102	99	96	95	96	95	93	95
Qatar	69	66	65	62	65	61	58	56	59	58
Total	244	272	284	277	268	252	272	270	269	266

TOTAL ONGOING OPERATIONS	561	581	579	583	575	559	594	600	621	594

NET PRODUCTION VOLUMES PER DAY
BY COMMODITY FOR ONGOING OPERATIONS:
United States
Oil (MBBL)
Permian Resources	84	79	72	73	77	78	83	82	96	85
Permian EOR	108	107	106	109	108	111	110	115	117	113
Other Domestic	2	1	1	1	1	1	2	2	1	2
Total	194	187	179	183	186	190	195	199	214	200
NGLs (MBBL)
Permian Resources	19	20	23	22	21	23	25	26	29	26
Permian EOR	28	27	27	26	27	24	26	26	29	27
Total	47	47	50	48	48	47	51	52	58	53
Natural Gas (MMCF)
Permian Resources	152	162	158	165	158	169	178	187	203	184
Permian EOR	51	60	62	61	59	59	58	57	56	57
Other Domestic	19	17	18	16	18	16	18	17	20	18
Total	222	239	238	242	235	244	254	261	279	259

Latin America
Oil (MBBL)	38	34	26	33	33	28	32	32	32	31
Natural Gas (MMCF)	8	8	8	8	8	8	7	7	7	7

Middle East
Oil (MBBL)
Al Hosn	9	13	14	13	12	11	14	14	14	13
Dolphin	7	7	7	7	7	7	7	7	7	7
Oman	77	76	78	77	77	73	72	71	70	71
Qatar	69	66	65	62	65	61	58	56	59	59
Total	162	162	164	159	161	152	151	148	150	150
NGLs (MBBL)
Al Hosn	13	22	23	23	20	18	24	24	24	23
Dolphin	9	8	8	9	8	8	8	9	8	8
Total	22	30	31	32	28	26	32	33	32	31
Natural Gas (MMCF)
Al Hosn	121	200	222	216	190	167	224	229	224	211
Dolphin	166	167	167	165	166	146	166	163	161	159
Oman	71	114	142	132	115	131	142	141	139	138
Total	358	481	531	513	471	444	532	533	524	508

SCHEDULE 10

Occidental Petroleum Corporation

Oil & Gas Sales Volumes Per Day and Realized Prices by Geographical Locations

			2016					2017
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

United States	278	274	268	272	273	278	289	297	319	296

Latin America	35	39	32	34	35	28	35	31	36	33

Middle East
Al Hosn	42	67	74	72	64	57	75	76	75	71
Dolphin	44	43	43	44	43	39	43	43	42	42
Oman	91	95	101	98	96	96	96	95	94	95
Qatar	65	70	65	63	66	60	58	58	58	58
Total	242	275	283	277	269	252	272	272	269	266

ONGOING OPERATIONS	555	588	583	583	577	558	596	600	624	595
Operations Sold, Exited and Exiting	96	72	26	24	55	25	7	-	-	8
TOTAL REPORTED SALES	651	660	609	607	632	583	603	600	624	603

REALIZED PRICES
United States
Oil ($/BBL)	$29.48	$41.43	$41.49	$45.70	$39.38	$48.67	$44.94	$45.04	$52.54	$47.91
NGLs ($/BBL)	$9.91	$14.25	$15.21	$19.53	$14.72	$23.07	$20.47	$22.99	$27.74	$23.67
Natural Gas ($/MCF)	$1.50	$1.46	$2.30	$2.39	$1.90	$2.68	$2.23	$2.15	$2.08	$2.31

Latin America
Oil ($/BBL)	$27.63	$39.26	$39.66	$43.70	$37.48	$48.26	$42.60	$45.54	$56.88	$48.50
Natural Gas ($/MCF)	$4.19	$3.36	$3.48	$4.16	$3.78	$4.77	$5.18	$5.22	$5.19	$5.08

Middle East
Oil ($/BBL)	$29.68	$37.80	$41.84	$44.63	$38.25	$49.63	$49.51	$47.84	$54.54	$50.38
NGLs ($/BBL)	$13.25	$15.21	$14.63	$16.40	$15.01	$18.64	$16.31	$17.01	$20.33	$18.05

Total Worldwide
Oil ($/BBL)	$29.42	$39.66	$41.49	$45.08	$38.73	$49.04	$46.55	$46.19	$53.67	$48.93
NGLs ($/BBL)	$10.86	$14.59	$14.99	$18.36	$14.82	$21.59	$18.90	$20.73	$25.08	$21.63
Natural Gas ($/MCF)	$1.25	$1.26	$1.84	$1.88	$1.53	$2.07	$1.81	$1.77	$1.74	$1.84

Index Prices
WTI Oil ($/BBL)	$33.45	$45.59	$44.94	$49.29	$43.32	$51.91	$48.29	$48.21	$55.40	$50.95
Brent Oil ($/BBL)	$35.08	$46.97	$46.98	$51.13	$45.04	$54.66	$50.92	$52.18	$61.54	$54.82
NYMEX Natural Gas ($/MCF)	$2.07	$1.97	$2.70	$2.95	$2.42	$3.26	$3.14	$2.95	$2.99	$3.09

Percentage of Index Prices
Worldwide oil as a percentage of WTI	88%	87%	92%	91%	89%	94%	96%	96%	97%	96%
Worldwide oil as a percentage of Brent	84%	84%	88%	88%	86%	90%	91%	89%	87%	89%
Worldwide NGL as a percentage of WTI	32%	32%	33%	37%	34%	42%	39%	43%	45%	42%
Worldwide NGL as a percentage of Brent	31%	31%	32%	36%	33%	39%	37%	40%	41%	39%
Domestic gas as a percentage of NYMEX	73%	74%	85%	81%	79%	82%	71%	73%	70%	75%

SCHEDULE 11

Occidental Petroleum Corporation

Oil and Gas Costs

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

Cash operating expenses ($/BOE)
United States	$11.67	$11.80	$12.26	$12.59	$12.07	$13.47	$13.55	$13.23	$12.94	$13.29
Latin America	$8.55	$13.12	$14.93	$16.34	$13.16	$14.70	$11.73	$11.83	$13.90	$12.99
Middle East	$9.02	$8.35	$8.83	$10.39	$9.12	$10.67	$10.04	$9.03	$9.49	$9.79
Total Oil and Gas	$10.28	$10.21	$10.81	$11.80	$10.76	$12.33	$11.86	$11.25	$11.51	$11.73

Taxes other than on income ($/BOE)
United States	$2.12	$2.41	$1.96	$2.20	$2.17	$2.07	$2.53	$2.56	$2.69	$2.47
Total Oil and Gas	$1.15	$1.12	$0.97	$1.09	$1.08	$1.15	$1.27	$1.29	$1.40	$1.28

DD&A expense ($/BOE)
United States	$24.63	$25.59	$25.58	$25.29	$25.27	$21.74	$23.17	$23.06	$23.93	$22.99
Latin America	$12.88	$12.00	$11.13	$12.41	$12.12	$10.61	$9.91	$10.81	$10.25	$10.37
Middle East	$6.42	$5.38	$5.66	$5.78	$5.81	$6.34	$6.02	$6.11	$6.11	$6.14
Total Oil and Gas	$15.61	$15.00	$15.58	$15.69	$15.46	$14.55	$14.67	$14.74	$15.47	$14.87

G&A and other operating expenses ($/BOE)	$2.88	$2.22	$2.95	$3.71	$2.94	$3.65	$3.60	$3.88	$3.45	$3.65

Exploration Expense ($ millions)
United States	$2	$3	$3	$5	$13	$10	$5	$6	$13	$34
Latin America	1	1	-	-	2	1	2	1	1	5
Middle East	6	23	6	12	47	-	1	1	41	43
	$9	$27	$9	$17	$62	$11	$8	$8	$55	$82

SCHEDULE 12

Occidental Petroleum Corporation

Segment Core Results Pre-tax Variance Roll-forwards

(Amounts in millions)

			2016					2017
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Quarter-over-Quarter
Oil & Gas
Prior quarter core income (loss)	$(106)	$(508)	$(117)	$(49)		$2	$220	$117	$139
Sales price	(378)	377	102	144		150	(109)	13	290
Sales volume	(88)	19	(50)	(4)		(59)	25	(11)	11
Operating expenses	59	(4)	8	(51)		11	(4)	30	(40)
DD&A rate	16	(2)	(1)	(1)		93	(1)	7	(3)
Exploration expense	4	(17)	18	(9)		7	3	1	(48)
All others	(15)	18	(9)	(28)		16	(17)	(18)	32
Current quarter core income (loss)	$(508)	$(117)	$(49)	$2		$220	$117	$139	$381

Chemical
Prior quarter core income	$116	$126	$88	$117		$152	$170	$230	$200
Sales price	(43)	35	25	36		10	61	9	32
Sales volume / mix	20	21	(13)	4		43	10	(16)	(4)
Operations / manufacturing	34	(82)	7	(20)		(15)	(47)	(10)	(16)
All others	(1)	(12)	10	15		(20)	36	(13)	5
Current quarter core income	$126	$88	$117	$152		$170	$230	$200	$217

Midstream and Marketing
Prior quarter core income (loss)	$(45)	$(95)	$(58)	$(20)		$(48)	$(47)	$25	$4
Marketing	(3)	4	41	(24)		-	47	(19)	110
Gas plants	(17)	6	(10)	8		8	(12)	4	22
Pipelines	(31)	23	4	(8)		(9)	32	(8)	5
Power generation	3	2	6	(10)		2	1	3	(8)
All others	(2)	2	(3)	6		-	4	(1)	(4)
Current quarter core income (loss)	$(95)	$(58)	$(20)	$(48)		$(47)	$25	$4	$129

Year-over-Year
Oil & Gas
Prior year core income	$57	$324	$162	$(106)	$437	$(508)	$(117)	$(49)	$2	$(672)
Sales price	(747)	(588)	(219)	228	(1,326)	717	281	193	348	1,539
Sales volume	(18)	12	(111)	(70)	(187)	(15)	(56)	(41)	(44)	(156)
Operating expenses	140	85	75	(12)	288	(52)	(57)	(15)	(3)	(127)
DD&A rate	19	27	41	(5)	82	86	88	95	102	371
Exploration expense	(2)	(16)	(4)	(5)	(27)	(2)	18	2	(38)	(20)
All others	43	39	7	(28)	61	(6)	(40)	(46)	14	(78)
Current quarter core income (loss)	$(508)	$(117)	$(49)	$2	$(672)	$220	$117	$139	$381	$857

Chemical
Prior year core income	$139	$136	$174	$116	$565	$126	$88	$117	$152	$483
Sales price	(123)	(76)	(11)	59	(151)	126	137	109	104	476
Sales volume / mix	4	(22)	(24)	11	(31)	26	54	(12)	16	84
Operations / manufacturing	109	59	(15)	(47)	106	(101)	(90)	(32)	(62)	(285)
All others	(3)	(9)	(7)	13	(6)	(7)	41	18	7	59
Current quarter core income	$126	$88	$117	$152	$483	$170	$230	$200	$217	$817

Midstream and Marketing
Prior year core income (loss)	$(5)	$84	$31	$(45)	$65	$(95)	$(58)	$(20)	$(48)	$(221)
Marketing	(93)	(148)	(14)	20	(235)	24	62	4	132	222
Gas plants	(2)	3	(6)	(13)	(18)	13	(5)	9	23	40
Pipelines	(2)	(8)	(27)	(12)	(49)	13	22	9	21	65
Power generation	7	10	(1)	1	17	-	(1)	(4)	(2)	(7)
All others	-	1	(3)	1	(1)	(2)	5	6	3	12
Current quarter core income (loss)	$(95)	$(58)	$(20)	$(48)	$(221)	$(47)	$25	$4	$129	$111

Schedule 13

Occidental Petroleum Corporation

Preliminary Reserves Replacement and Multi-Year Data - WORLDWIDE

WORLDWIDE		2015	2016	2017	3-Year Avg
Reserves Replacement (MBOE)
Revisions	(A)	(315)	159	151	(2)
Improved Recovery		144	185	201	177
Extensions and Discoveries		5	2	5	4
Organic with Revisions	(B)	(166)	346	357	179
Organic without Revisions	(C)=(B)-(A)	149	187	206	181

Purchases		-	137	99	79
Sales	(D)	(207)	(46)	(44)	(99)
Total Reserve Additions	(E)	(373)	437	412	159

Production	(F)	246	231	220	232

Costs Incurred ($ millions)
Property acquisition costs	(G)	$109	$2,429	$913	$1,150

Exploration costs		142	71	256	156
Development costs		4,511	2,162	2,720	3,131
Total Organic Costs	(H)	4,653	2,233	2,976	3,287

Total Costs Incurred	(I)=(G)+(H)	$4,762	$4,662	$3,889	$4,438

Finding & Development Costs per BOE
Organic	(H)/(B)	$(28.03)	$6.45	$8.34	$18.36
Program Additions	(H)/(C)	$31.23	$11.94	$14.45	$18.20
All-In	(I)/[(E)-(D)]	$(28.69)	$9.65	$8.53	$17.22

Reserve Replacement Ratio
Organic	(B)/(F)	-67%	150%	162%	77%
All-In	(E)/(F)	-152%	189%	187%	68%

Schedule 14

Occidental Petroleum Corporation

Preliminary Reserves Replacement and Multi-Year Data - UNITED STATES ONLY

UNITED STATES		2015	2016	2017	3-Year Avg
Reserves Replacement (MBOE)
Revisions	(A)	(348)	(92)	109	(110)
Improved Recovery		113	165	149	142
Extensions and Discoveries		-	-	-	-
Organic with Revisions	(B)	(235)	73	258	32
Organic without Revisions	(C)=(B)-(A)	113	165	149	142

Purchases		-	137	99	79
Sales	(D)	(156)	(18)	(44)	(73)
Total Reserve Additions	(E)	(391)	192	313	38

Production	(F)	119	110	111	113

Costs Incurred ($ millions)
Property acquisition costs	(G)	$62	$2,062	$912	$1,012

Exploration costs		74	13	163	83
Development costs		2,880	1,417	1,981	2,093
Total Organic Costs	(H)	2,954	1,430	2,144	2,176

Total Costs Incurred	(I)=(G)+(H)	$3,016	$3,492	$3,056	$3,188

Finding & Development Costs per BOE
Organic	(H)/(B)	$(12.57)	$19.59	$8.31	$68.00
Program Additions	(H)/(C)	$26.14	$8.67	$14.39	$15.29
All-In	(I)/[(E)-(D)]	$(12.83)	$16.63	$8.56	$28.81

Reserve Replacement Ratio
Organic	(B)/(F)	-197%	66%	232%	28%
All-In	(E)/(F)	-329%	175%	282%	34%

Schedule 15

Occidental Petroleum Corporation

Preliminary Proved Oil Reserves

	United	Latin	Middle East/
In millions of barrels (MMbbl)	States	America	North Africa	Total
Proved Developed and Undeveloped Reserves
Balance at December 31, 2014	1,273	92	405	1,770
Revisions of previous estimates	(220)	(10)	22	(208)
Improved recovery	81	8	12	101
Extensions and discoveries	-	-	2	2
Purchases of proved reserves	-	-	-	-
Sales of proved reserves	(146)	-	(51)	(197)
Production	(73)	(13)	(73)	(159)
Balance at December 31, 2015	915	77	317	1,309
Revisions of previous estimates	(90)	4	86	-
Improved recovery	114	2	9	125
Extensions and discoveries	-	-	2	2
Purchases of proved reserves	90	-	-	90
Sales of proved reserves	-	-	(26)	(26)
Production	(69)	(12)	(62)	(143)
Balance at December 31, 2016	960	71	326	1,357
Revisions of previous estimates	66	14	33	113
Improved recovery	97	8	17	122
Extensions and discoveries	-	-	5	5
Purchases of proved reserves	70	-	-	70
Sales of proved reserves	(13)	-	-	(13)
Production	(73)	(11)	(55)	(139)
Balance at December 31, 2017	1,107	82	326	1,515

Proved Developed Reserves
December 31, 2014	819	86	316	1,221
December 31, 2015	673	77	278	1,028
December 31, 2016	670	69	298	1,037
December 31, 2017	772	77	279	1,128
Proved Undeveloped Reserves
December 31, 2014	454	6	89	549
December 31, 2015	242	-	39	281
December 31, 2016	290	2	28	320
December 31, 2017	335	5	47	387

Schedule 16

Occidental Petroleum Corporation

Preliminary Proved NGLs Reserves

	United	Latin	Middle East/
In millions of barrels (MMbbl)	States	America	North Africa	Total
Proved Developed and Undeveloped Reserves
Balance at December 31, 2014	222	-	140	362
Revisions of previous estimates	(28)	-	10	(18)
Improved recovery	12	-	1	13
Extensions and discoveries	-	-	-	-
Purchases of proved reserves	-	-	-	-
Sales of proved reserves	-	-	-	-
Production	(20)	-	(7)	(27)
Balance at December 31, 2015	186	-	144	330
Revisions of previous estimates	1	-	70	71
Improved recovery	28	-	-	28
Extensions and discoveries	-	-	-	-
Purchases of proved reserves	26	-	-	26
Sales of proved reserves	(3)	-	(2)	(5)
Production	(19)	-	(11)	(30)
Balance at December 31, 2016	219	-	201	420
Revisions of previous estimates	11	-	(2)	9
Improved recovery	23	-	10	33
Extensions and discoveries	-	-	-	-
Purchases of proved reserves	21	-	-	21
Sales of proved reserves	(7)	-	-	(7)
Production	(20)	-	(11)	(31)
Balance at December 31, 2017	247	-	198	445

Proved Developed Reserves
December 31, 2014	147	-	109	256
December 31, 2015	141	-	112	253
December 31, 2016	149	-	164	313
December 31, 2017	161	-	153	314
Proved Undeveloped Reserves
December 31, 2014	75	-	31	106
December 31, 2015	45	-	32	77
December 31, 2016	70	-	37	107
December 31, 2017	86	-	45	131

Schedule 17

Occidental Petroleum Corporation

Preliminary Proved Natural Gas Reserves

	United	Latin	Middle East/
In billions of cubic feet (Bcf)	States	America	North Africa	Total
Proved Developed and Undeveloped Reserves
Balance at December 31, 2014	1,714	27	2,386	4,127
Revisions of previous estimates	(600)	(4)	64	(540)
Improved recovery	123	-	64	187
Extensions and discoveries	-	-	17	17
Purchases of proved reserves	-	-	-	-
Sales of proved reserves	(63)	-	-	(63)
Production	(155)	(4)	(201)	(360)
Balance at December 31, 2015	1,019	19	2,330	3,368
Revisions of previous estimates	(19)	(10)	554	525
Improved recovery	138	-	51	189
Extensions and discoveries	-	-	2	2
Purchases of proved reserves	128	-	-	128
Sales of proved reserves	(89)	-	-	(89)
Production	(132)	(3)	(214)	(349)
Balance at December 31, 2016	1,045	6	2,723	3,774
Revisions of previous estimates	197	8	(33)	172
Improved recovery	167	1	106	274
Extensions and discoveries	-	-	3	3
Purchases of proved reserves	50	-	-	50
Sales of proved reserves	(146)	-	-	(146)
Production	(108)	(3)	(185)	(296)
Balance at December 31, 2017	1,205	12	2,614	3,831

Proved Developed Reserves
December 31, 2014	1,128	26	1,915	3,069
December 31, 2015	813	19	1,872	2,704
December 31, 2016	708	6	2,324	3,038
December 31, 2017	782	11	2,131	2,924
Proved Undeveloped Reserves
December 31, 2014	586	1	471	1,058
December 31, 2015	206	-	458	664
December 31, 2016	337	-	399	736
December 31, 2017	423	1	483	907

Schedule 18

Occidental Petroleum Corporation

Preliminary Total Proved Reserves

	United	Latin	Middle East/
In millions of Barrels of Oil Equivalent (MMBOE) (a)	States	America	North Africa	Total
Proved Developed and Undeveloped Reserves
Balance at December 31, 2014	1,781	96	942	2,819
Revisions of previous estimates	(348)	(10)	43	(315)
Improved recovery	113	8	23	144
Extensions and discoveries	-	-	5	5
Purchases of proved reserves	-	-	-	-
Sales of proved reserves	(156)	-	(51)	(207)
Production	(119)	(14)	(113)	(246)
Balance at December 31, 2015	1,271	80	849	2,200
Revisions of previous estimates	(92)	3	248	159
Improved recovery	165	2	18	185
Extensions and discoveries	-	-	2	2
Purchases of proved reserves	137	-	-	137
Sales of proved reserves	(18)	-	(28)	(46)
Production	(110)	(13)	(108)	(231)
Balance at December 31, 2016	1,353	72	981	2,406
Revisions of previous estimates	109	16	26	151
Improved recovery	149	8	44	201
Extensions and discoveries	-	-	5	5
Purchases of proved reserves	99	-	-	99
Sales of proved reserves	(44)	-	-	(44)
Production	(111)	(12)	(97)	(220)
Balance at December 31, 2017	1,555	84	959	2,598

Proved Developed Reserves
December 31, 2014	1,154	90	744	1,988
December 31, 2015	950	80	702	1,732
December 31, 2016	937	70	849	1,856
December 31, 2017	1,063	79	786	1,928
Proved Undeveloped Reserves
December 31, 2014	627	6	198	831
December 31, 2015	321	-	147	468
December 31, 2016	416	2	132	550
December 31, 2017	492	5	173	670

(a) Natural gas volumes have been converted to barrels of oil equivalent (BOE) based on energy content of six thousand cubic feet (Mcf) of gas to one barrel of oil.

Schedule 19

Occidental Petroleum Corporation

Preliminary Costs Incurred

Costs incurred in oil and gas property acquisition, exploration and development activities, whether capitalized or expensed, were as follows:

	United	Latin	Middle East/
$ millions	States	America	North Africa	Total
FOR THE YEAR ENDED DECEMBER 31, 2017
Property acquisition costs	$912	$-	$1	$913
Exploration costs	163	39	54	256
Development costs	1,981	157	582	2,720
Costs Incurred	$3,056	$196	$637	$3,889
FOR THE YEAR ENDED DECEMBER 31, 2016
Property acquisition costs	$2,062	$-	$367	$2,429
Exploration costs	13	6	52	71
Development costs	1,417	75	670	2,162
Costs Incurred	$3,492	$81	$1,089	$4,662
FOR THE YEAR ENDED DECEMBER 31, 2015
Property acquisition costs	$62	$-	$47	$109
Exploration costs	74	2	66	142
Development costs	2,880	170	1,461	4,511
Costs Incurred	$3,016	$172	$1,574	$4,762